OTHER CURRENT ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2019
OTHER CURRENT ASSETS, NET
Schedule of Other Current Assets Net

Other current assets, net, consist of the following:

	As of December 31,
	2018			2019
	Gross	Allowance	Net	Gross	Allowance	Net

Input VAT receivable(i)	$17,540	$—	$17,540	$6,387	$—	$6,387
Prepaid selling and marketing fees	308	—	308	272	(125)	147
Short-term deposits	711	—	711	4,670	—	4,670
Prepaid income tax	264	—	264	261	(188)	73
Prepaid individual income tax and other employee advances	224	—	224	260	(121)	139
Loans to third parties (ii)	38,242	(38,061)	181	37,769	(37,719)	50
Receivable from third party (iii)	4,463	(1,242)	3,221	3,705	(2,283)	1,422
Receivable from non-controlling interest holders	1,178	—	1,178	1,002	(1,002)	—
Receivable from AM Advertising and its subsidiaries (iv)	22,726	(8,787)	13,939	22,445	(8,678)	13,767
Other prepaid expenses	6,753	(3,988)	2,765	6,375	(4,285)	2,090
Others	726	—	726	51	-	51

Total	$93,135	$(52,078)	$41,057	$83,197	$(54,401)	$28,796
(i)

Input VAT receivable decreased by $11,153 from $17,540 as of December 31, 2018 to $6,387 as of December 31, 2019 was mainly due to the fact that cost of non-deductible input VAT that generate in prior years of $10,998 was recognized for the year ended December 31, 2019. The Group ceased the operation in gas station media network and on long-haul bus Wi-Fi in 2018, and planned to dispose the assets related to these businesses, the input VAT was expected to be used to deduct the output VAT of assets disposal. However, in 2019, only a small part of the related assets has been discarded instead of disposal, and for the remaining, the Group estimated that these assets would not be disposed in the future, and no such output VAT would generate. Apart from that, the entities with relevant business were expected not to generate enough revenue of which the output VAT could cover the balance of input VAT.

(ii)

These third parties provide outdoor advertising services to their customers. Loans to third parties are in order to secure them to provide advertising services at prime locations to the Group. As of December 31, 2018 and 2019, the Group had balance of various loan agreements with third parties with aggregated amount of $38,242 and $37,769, respectively with the terms of one year. The interest rates were from 4.35% to 5% without any assets pledged for the years ended December 31, 2018 and 2019, respectively. As of December 31, 2018 and 2019, the bad debt allowance for loan to third parties amounted to $38,061 and $37,719, respectively.

(iii)

Receivable from third party mainly represented the concession fee deposits of Guangzhou Meizheng for the ceased operations in providing Wi-Fi services on trains that is expected to be refunded within one year. As of December 31, 2018 and 2019, the management conducted a review on the outstanding balance and recorded bad debt provision on other current assets for which the collectability is assessed to be remote. As of December 31, 2018 and 2019, the bad debt allowance was $1,242 and $2,283, respectively.

Receivable from AM Advertising and its subsidiaries balance amounted to $22,726 and $22,445 as of December 31, 2018 and 2019, respectively. As of December 31, 2018 and 2019, $8,787 and $8,678 of bad debt allowance were made for the receivable balance, respectively, with foreign currency translation adjustment. The net balance $13,767 as of December 31, 2019 represents the loan due from AM advertising to support its operations of RMB88.0 million in principal balance and RMB7.8 million in interests.